Events subsequent to June 30, 2020	6 Months Ended
Jun. 30, 2020
Events After Reporting Period [Abstract]
Events Subsequent To June 30, 2020
Early July 2020, Sanofi entered into an exclusive license agreement with Kiadis Pharma N.V., a clinical-stage biopharmaceutical company developing natural killer (NK) cell therapies for patients with life-threatening diseases, for Kiadis’ previously undisclosed K-NK004 program. The agreement covers Kiadis’ proprietary CD38 knock out (CD38KO) K-NK therapeutic for combination with anti-CD38 monoclonal antibodies including Sarclisa®, Sanofi’s recently approved therapy for patients with multiple myeloma. Sanofi also obtained exclusive rights to use Kiadis’ K-NK platform for two undisclosed pre-clinical programs. As part of the agreement, Kiadis will receive a €17.5 million upfront payment and will be entitled to receive up to €857.5 million upon Sanofi attaining preclinical, clinical, regulatory and commercial milestones. Kiadis will also receive double-digit royalties based on commercial sales of approved products resulting from the agreement.
Early July 2020, Sanofi and Kymera Therapeutics Inc. signed a multi-program strategic collaboration agreement to develop and commercialize first-in-class protein degrader therapies targeting IRAK4 in patients with immune-inflammatory diseases. The companies will also partner on a second earlier stage program. Kymera will receive $150 million in cash upfront and may receive more than $2 billion in potential milestones, as well as royalty payments. Kymera retains the option to participate in US development and commercialization for both programs subject to its having an equal share in the costs, profits and losses, and to co-promote partnered products in the US.